EXHIBIT 2
                                                                       ---------


                      LIMITED POWER OF ATTORNEY FOR FILINGS
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED
               AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Know all by these presents, that the undersigned hereby constitutes and appoints Jennifer L. Stier and Joseph F. Mazzella, or any one of them, with full power of substitution, as the undersigned's true and lawful attorneys-in-fact and agents to:

(1) execute for and on behalf of the undersigned, in the undersigned's capacity as: (a) Managing Member of Highfields GP LLC, the General Partner of Highfields Capital Management LP; (b) Senior Managing Member of Highfields Associates LLC, the General Partner of Highfields Capital I LP and Highfields Capital II LP; (c) in any other capacity related to any of these entities; or
(d) in the undersigned's individual capacity, all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered in accordance with the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder;


(2) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute and timely file any such documents with the United States Securities and Exchange Commission (the "SEC") and any stock exchange or similar authority; and


(3) take any other action of any type whatsoever that, in the opinion of such attorneys-in-fact, may be necessary or desirable in connection with the foregoing authority, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve.


The undersigned hereby grants to such attorneys-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's substitute or substitutes, have lawfully done or cause to be done or shall lawfully do or cause to be done by virtue of this Limited Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity capacity at the request of the undersigned, is not assuming, any of the undersigned's responsibilities to comply with the Act.

This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file documents under the Securities Act and the Exchange Act with respect to securities held by the undersigned, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. This Limited Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 14th day of February, 2005.



                                          /s/ Jonathon S. Jacobson
                                          ------------------------
                                          Jonathon S. Jacobson

                      LIMITED POWER OF ATTORNEY FOR FILINGS
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED
               AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Know all by these presents, that the undersigned hereby constitutes and appoints Jennifer L. Stier and Joseph F. Mazzella, or any one of them, with full power of substitution, as the undersigned's true and lawful attorneys-in-fact and agents to:

(1) execute for and on behalf of the undersigned, in the undersigned's capacity as: (a) Managing Member of Highfields GP LLC, the General Partner of Highfields Capital Management LP; (b) Senior Managing Member of Highfields Associates LLC, the General Partner of Highfields Capital I LP and Highfields Capital II LP; (c) in any other capacity related to any of these entities; or
(d) in the undersigned's individual capacity, all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered in accordance with the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder;


(2) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute and timely file any such documents with the United States Securities and Exchange Commission (the "SEC") and any stock exchange or similar authority; and


(3) take any other action of any type whatsoever that, in the opinion of such attorneys-in-fact, may be necessary or desirable in connection with the foregoing authority, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve.


The undersigned hereby grants to such attorneys-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's substitute or substitutes, have lawfully done or cause to be done or shall lawfully do or cause to be done by virtue of this Limited Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, any of the undersigned's responsibilities to comply with the Act.

This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file documents under the Securities Act and the Exchange Act with respect to securities held by the undersigned, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. This Limited Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 14th day of February, 2005.


                                           /s/ Richard L. Grubman
                                           ----------------------
                                           Richard L. Grubman